Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Third Quarter 2013 Results
SAN JOSE, Calif.-October 28, 2013-Harmonic Inc. (NASDAQ: HLIT), the worldwide leader in video delivery infrastructure, announced today its preliminary and unaudited results for the third quarter of 2013.
On March 5, 2013, Harmonic completed the sale of its Cable Access HFC business and, accordingly, the following pertains only to its continuing operations.
Net revenue for the third quarter of 2013 was $122.9 million, compared with $117.1 million for the second quarter of 2013 and $120.4 million for the third quarter of 2012.
Bookings for the third quarter of 2013 were $115.9 million, compared with $126.3 million for the second quarter of 2013 and $111.1 million for the third quarter of 2012.
Total backlog and deferred revenue was $123.6 million as of September 27, 2013, compared to $132.5 million as of June 28, 2013.
GAAP net income for the third quarter of 2013 was $36.7 million, or $0.36 per diluted share, compared with a GAAP net loss for the second quarter of 2013 of $3.4 million, or $(0.03) per diluted share, and a GAAP net loss of $4.5 million, or $(0.04) per diluted share, for the third quarter of 2012. In the third quarter of 2013, Harmonic recorded a net tax benefit of $39.0 million, primarily related to the release of tax reserves for uncertain tax positions due to the expiration of statutes of limitations related to the 2008 and 2009 tax years.
Non-GAAP net income for the third quarter of 2013 was $7.1 million, or $0.07 per diluted share, compared with non-GAAP net income of $5.6 million, or $0.05 per diluted share, for the second quarter of 2013, and non-GAAP net income of $5.8 million, or $0.05 per diluted share, for the third quarter of 2012. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
GAAP gross margin was 46% and GAAP operating margin was (2)% for the third quarter of 2013, compared with 49% and (4)%, respectively, for the second quarter of 2013, and 46% and (3)%, respectively, for the same period of 2012.
Non-GAAP gross margin was 51% and non-GAAP operating margin was 7% for the third quarter of 2013, compared with 54% and 6%, respectively, for the second quarter of 2013, and 50% and 6%, respectively, for the same period of 2012. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
Total cash, cash equivalents and short-term investments were $169.3 million at the end of the third quarter of 2013, up $7.6 million from $161.7 million as of the end of the prior quarter. In the third quarter of 2013, the Company generated approximately $16.1 million of cash from operations, and used approximately $7.7 million to repurchase approximately 1.1 million shares of common stock under its share repurchase program.
“Harmonic's results reflect another solid quarter of execution with sequential and year-on-year growth," said Patrick Harshman, President and Chief Executive Officer. "Sales into the broadcast and media market hit an all time high and we saw some recovery in our cable business. On top of sound business fundamentals, we made progress in our strategic technology growth areas, including the converged cable access platform, or CCAP, next-generation video compression, Ultra-High Definition and over-the-top multiscreen. We made several key customer and partnership announcements in the quarter, and last week learned that in over-the-top multiscreen we were named as the #1 market share leader in the Multiscreen Transcoding market by Frost & Sullivan."

Business Outlook
For the fourth quarter of 2013, Harmonic anticipates:

•	Net revenue in the range of $115 million to $125 million

•	GAAP gross margins in the range of 46% to 47%

•	GAAP operating expenses in the range of $59 million to $60 million

•	Non-GAAP gross margins in the range of 51% to 52%

•	Non-GAAP operating expenses in the range of $53 million to $54 million
See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. Pacific (5:00 p.m. Eastern) on Monday, October 28, 2013. A listen-only broadcast of the conference call can be accessed either from the Company's website at www.harmonicinc.com or by calling +1.847.944.7317 or +1.866.297.6395 (passcode# 35845225). A replay of the conference call will be available after 4:30p.m. Pacific at the same website address or by calling +1.630.652.3042 or +1.888.843.7419 (passcode# 35845225).
About Harmonic Inc.
Harmonic (NASDAQ: HLIT) is the worldwide leader in video delivery infrastructure for emerging television and video services. The Company's production-ready innovation enables content and service providers to efficiently create, prepare, and deliver differentiated services for television and new media video platforms. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: our final results for the third quarter ended September 27, 2013; our expectations concerning quarter-on-quarter and year-on-year growth; and net revenue, GAAP gross margins, GAAP operating expenses, non-GAAP gross margins and non-GAAP operating expenses for the fourth quarter of 2013. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the possibility, in no particular order, that: the trends toward more high-definition, on-demand and anytime, anywhere video will not continue to develop at its current pace or will expire; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite and telco and broadcast and media industries; customer concentration and consolidation; the impact of general economic conditions, including as a result of recent turmoil in the global financial markets, particularly in Europe, on our sales and operations; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations; dependence on market acceptance of several broadband services, on the adoption of new broadband technologies and on broadband industry trends; inventory management; the lack of timely availability of parts or raw materials necessary to produce our products; the impact of increases in the prices of raw materials and oil; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; the effect on our business of natural disasters; the risks that our international sales and support center will not provide the operational or tax benefits that we anticipate or that its expenses exceed our plans; and the risk that our share repurchase program will not continue to result in material purchases of our common stock. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2012, our recent Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.

Use of Non-GAAP Financial Measures
In establishing operating budgets, managing its business performance, and setting internal measurement targets, we exclude a number of items required by GAAP. Management believes that these accounting charges and credits, most of which are non-cash or non-recurring in nature, are not useful in managing its operations and business. Historically, the Company has also publicly presented these supplemental non-GAAP measures in order to assist the investment community to see the Company “through the eyes of management,” and thereby enhance understanding of its operating performance. The non-GAAP measures presented here are gross margin, operating expenses, operating margin, income (loss) from operations, net income (loss) and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures. These adjustments are costs related to consulting fees associated with a potential proxy contest, restructuring and related charges and non-cash items, such as stock-based compensation expense, amortization of intangibles, and adjustments that normalize the tax rate. With respect to our expectations under “Business Outlook” above, reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available without unreasonable efforts on a forward-looking basis due to the high variability and low visibility with respect to the charges which are excluded from these non-GAAP measures. The effects of stock-based compensation expense specific to common stock options are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant impact on our GAAP financial results.
CONTACTS:

Carolyn V. Aver	Michael Bishop
Chief Financial Officer	Investor Relations
Harmonic Inc.	+1.408.542.2760
+1.408.542.2500

Harmonic Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	September 27, 2013	December 31, 2012
	(In thousands, except par value amounts)
ASSETS
Current assets:
Cash and cash equivalents	$93,330	$96,670
Short-term investments	75,966	104,506
Accounts receivable, net	85,069	85,920
Inventories	40,369	64,270
Deferred income taxes	20,144	21,870
Prepaid expenses and other current assets	14,757	23,636
Total current assets	329,635	396,872

Property and equipment, net	35,551	38,122
Goodwill, intangibles and other assets	251,967	282,537
Total assets	$617,153	$717,531

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$19,987	$25,447
Income taxes payable	577	1,797
Deferred revenue	34,115	33,235
Accrued liabilities	33,118	42,415
Total current liabilities	87,797	102,894

Income taxes payable, long-term	12,155	49,309
Other non-current liabilities	11,694	11,915
Total liabilities	111,646	164,118

Stockholders' equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 100,901 and 114,193 shares issued and outstanding at September 27, 2013 and December 31, 2012, respectively	101	114
Additional paid-in capital	2,345,512	2,432,790
Accumulated deficit	(1,839,639)	(1,879,026)
Accumulated other comprehensive loss	(467)	(465)
Total stockholders' equity	505,507	553,413
Total liabilities and stockholders' equity	$617,153	$717,531

Harmonic Inc.
Condensed Consolidated Statements of Operations
(Unaudited)

	Three months ended		Nine months ended
	September 27, 2013	September 28, 2012	September 27, 2013	September 28, 2012
	(in thousands, except per share amounts)
Net revenue	122,918	120,391	341,718	358,890
Cost of revenue	66,126	65,513	180,869	198,469
Gross profit	56,792	54,878	160,849	160,421
Operating expenses:
Research and development	24,560	25,586	75,631	77,205
Selling, general and administrative	32,527	31,132	100,220	93,862
Amortization of intangibles	2,001	2,179	6,099	6,548
Restructuring and related charges	259	—	925	—
Total operating expenses	59,347	58,897	182,875	177,615
Loss from operations	(2,555)	(4,019)	(22,026)	(17,194)
Interest and other income (expense), net	277	(36)	71	482
Loss from continuing operations before income taxes	(2,278)	(4,055)	(21,955)	(16,712)
(Benefit from) provision for income taxes	(38,953)	414	(45,723)	367
Income (loss) from continuing operations	36,675	(4,469)	23,768	(17,079)
Income (loss) from discontinued operations, net of taxes (including gain on disposal of $14,813, net of taxes, for the nine months ended September 27, 2013)	91	(3,761)	15,619	1,338
Net income (loss)	$36,766	$(8,230)	$39,387	$(15,741)
Basic net income (loss) per share from:
Continuing operations	$0.36	$(0.04)	$0.22	$(0.15)
Discontinued operations	$—	$(0.03)	$0.14	$0.01
Net income (loss)	$0.36	$(0.07)	$0.36	$(0.13)
Diluted net income (loss) per share from:
Continuing operations	$0.36	$(0.04)	$0.22	$(0.15)
Discontinued operations	$—	$(0.03)	$0.14	$0.01
Net income (loss)	$0.36	$(0.07)	$0.36	$(0.13)
Shares used in per share calculation:
Basic	101,144	116,517	108,695	116,946
Diluted	102,723	116,517	109,879	116,946

Harmonic Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Nine months ended
	September 27, 2013	September 28, 2012
	(In thousands)
Cash flows from operating activities:
Net income (loss)	$39,387	$(15,741)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of intangibles	20,569	22,004
Depreciation	12,365	11,337
Stock-based compensation	11,953	14,122
Gain on sale of discontinued operations, net of tax	(14,813)	—
Loss on impairment of fixed assets	149	—
Deferred income taxes	(10,647)	1,627
Provision for inventories	2,813	2,466
Allowance for doubtful accounts, returns and discounts	1,161	2,012
Excess tax benefits from stock-based compensation	—	(80)
Other non-cash adjustments, net	1,220	560
Changes in assets and liabilities:
Accounts receivable	(310)	13,240
Inventories	10,509	(85)
Prepaid expenses and other assets	8,522	1,847
Accounts payable	(5,418)	364
Deferred revenue	5,127	3,307
Income taxes payable	(39,209)	(1,482)
Accrued and other liabilities	(8,244)	(5,352)
Net cash provided by operating activities	35,134	50,146
Cash flows from investing activities:
Purchases of investments	(54,773)	(94,123)
Proceeds from sales and maturities of investments	82,187	75,362
Purchases of property and equipment	(11,249)	(9,850)
Proceeds from sale of discontinued operations, net of selling costs	43,527	—
Net cash provided by (used in) investing activities	59,692	(28,611)
Cash flows from financing activities:
Payments for repurchase of common stock	(103,496)	(14,388)
Proceeds from issuance of common stock, net	5,355	4,922
Excess tax benefits from stock-based compensation	—	80
Net cash used in financing activities	(98,141)	(9,386)
Effect of exchange rate changes on cash and cash equivalents	(25)	103
Net (decrease) increase in cash and cash equivalents	(3,340)	12,252
Cash and cash equivalents at beginning of period	96,670	90,983
Cash and cash equivalents at end of period	$93,330	$103,235

Harmonic Inc.
Revenue Information
(Unaudited)

	Three months ended				Nine months ended
	September 27, 2013		September 28, 2012		September 27, 2013		September 28, 2012
	(In thousands, except percentages)
Product
Video Processing	$58,047	47%	$49,899	41%	$163,362	48%	$161,880	45%
Production and Playout	19,976	16%	23,786	20%	63,543	19%	65,327	18%
Cable Edge	20,690	17%	24,196	20%	51,060	15%	73,524	21%
Services and Support	24,205	20%	22,510	19%	63,753	18%	58,159	16%
Total	$122,918	100%	$120,391	100%	$341,718	100%	$358,890	100%
Geography
United States	$53,878	44%	$50,675	42%	$151,848	44%	$163,476	46%
International	69,040	56%	69,716	58%	189,870	56%	195,414	54%
Total	$122,918	100%	$120,391	100%	$341,718	100%	$358,890	100%
Market
Cable	$47,632	39%	$51,302	43%	$129,114	38%	$155,433	43%
Satellite and Telco	24,900	20%	27,997	23%	76,463	22%	81,726	23%
Broadcast and Media	50,386	41%	41,092	34%	136,141	40%	121,731	34%
Total	$122,918	100%	$120,391	100%	$341,718	100%	$358,890	100%

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three months ended
	September 27, 2013
	Gross Profit	Total Operating Expense	Income (loss) from Operations	Net Income (loss)
GAAP from continuing operations	$56,792	$59,347	$(2,555)	$36,675
Stock-based compensation in cost of revenue	605	—	605	605
Stock-based compensation in research and development	—	(1,076)	1,076	1,076
Stock-based compensation in selling, general and administrative	—	(2,264)	2,264	2,264
Amortization of intangibles	4,763	(2,001)	6,764	6,764
Restructuring and related charges	324	(259)	583	583
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	(40,846)
Non-GAAP from continuing operations	$62,484	$53,747	$8,737	$7,121
As a % of revenue (GAAP)	46.2%	48.3%	(2.1)%	29.8%
As a % of revenue (Non-GAAP)	50.8%	43.7%	7.1%	5.8%

Diluted income (loss) per share from continuing operations:
Diluted net income per share from continuing operations-GAAP				$0.36
Diluted net income per share from continuing operations-Non-GAAP				$0.07
Shares used to compute diluted income (loss) per share from continuing operations:
GAAP				102,723
Non-GAAP				102,723

	Three months ended
	June 28, 2013
	Gross Profit	Total Operating Expense	Income (loss) from Operations	Net Income (loss)
GAAP from continuing operations	$57,892	$62,496	$(4,604)	$(3,404)
Stock-based compensation in cost of revenue	622	—	622	622
Stock-based compensation in research and development	—	(1,121)	1,121	1,121
Stock-based compensation in selling, general and administrative	—	(2,279)	2,279	2,279
Proxy contest consultant expenses in selling, general and administrative	—	(750)	750	750
Amortization of intangibles	4,762	(2,010)	6,772	6,772
Restructuring and related charges	65	(242)	307	307
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	(2,803)
Non-GAAP from continuing operations	$63,341	$56,094	$7,247	$5,644
As a % of revenue (GAAP)	49.4%	53.4%	(3.9)%	(2.9)%
As a % of revenue (Non-GAAP)	54.1%	47.9%	6.2%	4.8%

Diluted income (loss) per share from continuing operations:
Diluted net loss per share from continuing operations-GAAP				$(0.03)
Diluted net income per share from continuing operations-Non-GAAP				$0.05
Shares used to compute diluted income (loss) per share from continuing operations:
GAAP				109,938
Non-GAAP				110,909

	Three months ended
	September 28, 2012
	Gross Profit	Total Operating Expense	Income (loss) from Operations	Net Income (loss)
GAAP from continuing operations	$54,878	$58,897	$(4,019)	$(4,469)
Stock-based compensation in cost of revenue	659	—	659	659
Stock-based compensation in research and development	—	(1,450)	1,450	1,450
Stock-based compensation in selling, general and administrative	—	(2,388)	2,388	2,388
Amortization of intangibles	5,048	(2,179)	7,227	7,227
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	(1,427)
Non-GAAP from continuing operations	$60,585	$52,880	$7,705	$5,828
As a % of revenue (GAAP)	45.6%	48.9%	(3.3)%	(3.7)%
As a % of revenue (Non-GAAP)	50.3%	43.9%	6.4%	4.8%

Diluted income (loss) per share from continuing operations:
Diluted net loss per share from continuing operations-GAAP				$(0.04)
Diluted net income per share from continuing operations-Non-GAAP				$0.05
Shares used to compute diluted income (loss) per share from continuing operations:
GAAP				116,517
Non-GAAP				116,918